 Volt Information Sciences, Inc.Investor PresentationMay 2016

 This presentation has been prepared by Volt Information Sciences, Inc. (the “Company”) for investors, solely for informational purposes. It contains certain forward-looking statements, which may be identified by the use of forward-looking terminology, including the terms “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or, in each case, their negative, or other variations or comparable terminology. The forward-looking statements involve risks and uncertainties, some of which cannot be predicted or quantified. Further, certain forward-looking statements are based on assumptions of future events which may not prove to be accurate. The Company derives many of its forward-looking statements from its operating budgets and forecasts, which are based upon detailed assumptions. While the Company believes that its assumptions are reasonable, it is difficult to predict the impact of known factors and to anticipate all factors that could affect actual results. As such, actual results may differ materially from those projected or implied and you should not place undue reliance on these forward looking statements. For a discussion concerning the factors that could cause these differences, please refer to the Company’s filings with the Securities and Exchange Commission and on its website at www.volt.com.This presentation makes no representations or warranties and no person has been authorized to make any representations on behalf of the Company or any of its affiliates, or to give any information other than that contained in this presentation. Nothing contained in this presentation is, or shall be relied upon as, a promise or representation, whether as to the past, present or the future. Certain of the economic and market information contained herein has been obtained from published sources and/or prepared by other parties. None of the Company or any of its directors, partners, stockholders, officers, affiliates, employees, agents or advisers nor any other person assumes any responsibility for the completeness of any information in this presentation, and we expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in expectations or events, conditions or circumstances on which such statements are based. Prospective investors will be expected to have conducted their own due diligence investigation regarding all matters pertinent to investing in the Company. This presentation includes certain non-GAAP financial measures, including EBITDA and Adjusted EBITDA. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP.This presentation is confidential and may not be reproduced or otherwise distributed or disseminated, in whole or part, without the prior written consent of the Company, which consent may be withheld in its sole and absolute discretion.Any investment in the Company will be subject to certain risks related to the nature of the Company’s business and the structure and operations of the Company. Any investment in the Company should be made only with an appreciation of the applicable risks, which are described in the Company’s filings with the SEC and on its website at www.volt.com.  Forward Looking Statements

Volt Information Sciences

CORPORATE PROFILE

- Global provider of staffing services, managed services programs and technology outsourcing services
- Focus on light industrial, IT and technical verticals representing approximately 68% of staffing revenue
- Strong diversified base of blue chip customers
  - 2,000+ customers
  - 24% of Fortune 500
  - 41% of Fortune 100
  - No customer represents more than 10% of revenue
- Flexible, rapidly deployable contingent workforce solutions in key skill sets

EQUITY SNAPSHOT : May 16, 2016

Exchange/Ticker:	**NYSE-MKT: VISI**	Common Shares :	**~20.8 MM**
Equity Market Capitalization:	**$135 MM**	Share Price (5/16/2016):	**$6.49**
Average Daily Volume (3 Mo.):	**25,925**	Founded:	**1950**
		Public Since:	**1957**

© 2016 Volt Information Sciences, Inc. Proprietary and confidential.

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Company Overview

- Large and growing addressable market
- Significant scale in a fragmented industry across broad geographies, segments and job categories
- Established brands and long term blue chip customer relationships position Volt to grow both profitability and shareholder value
  - Client roster currently includes 41% of the Fortune 100, with an average length of relationship of 25 years
  - Approximately 70% of Fortune 100 client relationships extend more than 20 years
- Developing a workforce with exceptional technical capabilities and leadership skills to support future growth of the business
- Executing operational turnaround strategy
  - Divesting non-core assets
  - Upgrading infrastructure / streamlining processes
  - Significantly improving balance sheet and liquidity
  - New experienced Board and CEO
  - Strong new leadership team with track record of success

2015 NORTH AMERICAN STAFFING REVENUE BY SKILLSET



Light Industrial
IT
Admin
Engineering
Call Center
Technical
Accounting & Finance
39%
21%
11%
10%
9%
8%
2%

U.S. ADDRESSABLE MARKET

Volt is well positioned to address approximately **80%** of the staffing services **$130+ BILLION* addressable market**

*Source: Staffing Industry Analysts U.S. Staffing Industry Forecast (September 2015)

© 2016 Volt Information Sciences, Inc. Proprietary and confidential.

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 Segment  2015 Size($B)  2016 Estimated Growth Rate  Volt Presence  Industrial  $32.9  5%    Information Technology  $27.2  6%    Office/Clerical  $19.3  2%    Place & Search  $17.6  11%    Healthcare  $12.7  12%    Engineering  $8.1  5%    Accounting/Finance  $7.4  6%    Clinical/Scientific  $2.2  4%    Marketing/Creative  $1.2  6%    Education  $1.0  15%    Legal  $1.0  3%    Total  $130.6      Source: Staffing Industry Analysts U.S. Staffing Industry Forecast (September 2015)  Volt’s Leading Position in a Large and Growing Market  Positioned to address approximately 80% of the U.S. staffing services addressable market

 Ranked on Human Resources Organization’s “Baker’s Dozen” as a top managed services program in 2014 & 2015 based solely on customer feedbackNamed as the 4th and 5th largest 5 U.S. Engineering Staffing Firm by Staffing Industry Analysts in 2014 & 2015 Named as the 8th largest U.S. IT Staffing Firm by Staffing Industry Analysts in 2015 Ranked as the 12th Largest U.S Staffing Firm based on revenue by Staffing Industry Analysts for two years in a rowVolt’s Military Heroes Program awarded the 2014 ASA Care Award for Corporate Responsibility by the American Staffing AssociationThe American Staffing Association selected a Volt employee on assignment at a California manufacturer of advanced rockets and spacecraft as its 2015 National Staffing Employee of the Year  Awards & Recognition

Market Leader in Staffing Services

VOLT Workforce Solutions

North American traditional staffing business

- Contingent staffing, direct placement, and managed services throughout North America
- Flexible, scalable solutions to companies of every size

VOLT International

International staffing business

- Global services include contingent staffing, search services, direct placement, consulting, managed services, business process outsourcing, consulting, and sales support services

VOLT Consulting Group

Globally managed service business

- Global, independently managed services provider helping to recruit & manage quality contingent talent to fill specialized skill needs, meet labor demands and outsource non-critical operations
- Utilized by over 100 Fortune 1000 companies
- Earned the industry's longest MSP retention rates

VMC

Technology outsourcing services and solutions business

- Provides quality assurance, development, and customer service support. Global, integrated pre- and post-production services and call center solutions for a range of consumer-facing companies, including hardware, software, games, mobile products, and wearable devices

© 2016 Volt Information Sciences, Inc. Proprietary and confidential.

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Volt's Global Presence



- Volt presence

North America

- United States
- Canada
- Mexico

Europe

- Belgium
- France
- United Kingdom

Asia

- India
- Australia
- Singapore
- Taiwan
- Malaysia

© 2016 Volt Information Sciences, Inc. Proprietary and confidential.

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Corporate Growth Strategy – 3 Pillars

Foundation for Returning to a Growth Trajectory and Profitability

Balance Sheet Enhancements

- Simplifying and streamlining corporate structure
- Divesting non-core assets
- Monetizing Volt-owned real estate
- Enhancing global liquidity while de-leveraging the balance sheet

Reduce Costs & Enhance Margins

- Driving efficiencies of organizational processes
- Managing business mix towards verticals & job categories with higher direct margins
- Enhancing IT and business processes

Generate Top Line Growth

- Building world class client relationship capabilities
- Investing in sales organization & focusing strategy on specific market segments
- Establishing a pay for performance culture

© 2016 Volt Information Sciences, Inc. Proprietary and confidential.

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Balance Sheet Enhancements: Divestiture of Non Core Assets

2014

- Divested ProcureStaff
- Discontinued Telecommunications Government Solutions

2015

- Divested Computer Systems
- Divested Uruguayan Printing & Publishing Business
- Divested Volt Telecommunications Group

2016

- Divested Advice (Uruguayan staffing business unit)
- Sale lease-back of 191,000 square foot Orange, CA facility
- Sale of 19,000 square foot San Diego, CA facility
- In process: sale of Maintech (global IT infrastructure business unit)

Balance Sheet Enhancements → Reduce Costs and Enhance Margins → Generate Top Line Growth

© 2016 Volt Information Sciences, Inc. Proprietary and confidential.

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Balance Sheet Enhancements: Divestiture of Non Core Assets - Maintech

Business Description

- Information technology, infrastructure services business
- Independent Service Organization (ISO) serving the global corporate IT marketplace
- Solid roster of multinational blue chip enterprise customers
- Strong operating team and track record of profitability

Rationale

- Lone remaining non-core business
- Divestiture will enable the Company to better focus management attention and resources on opportunities within core staffing business
- Expect to complete transaction by Q3 FY 2016

Balance Sheet Enhancements → Reduce Costs and Enhance Margins → Generate Top Line Growth

© 2016 Volt Information Sciences, Inc. Proprietary and confidential.
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Balance Sheet Enhancements: Deleveraging and Improving Liquidity


($M)
Available Liquidity
80
70
60
50
40
30
20
10
0
160
150
140
130
120
110
100
90
80
Minimum liquidity requirement
Q1 2015
Q2 2015
Q3 2015
Q4 2015
FY 2016*
(*Illustrative)
- Available liquidity
- Total Debt

Drivers of Improvement

- Asset Divestitures (Computer Systems, Uruguayan Printing & Publishing Business, VTG, Maintech [in process])
- Monetization of real estate assets
- $150M financing program with PNC Bank
- Reducing net debt levels

Balance Sheet Enhancements → Reduce Costs and Enhance Margins → Generate Top Line Growth

© 2016 Volt Information Sciences, Inc. Proprietary and confidential.

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Capital Allocation Priorities

Ensure adequate liquidity for working capital purposes

- Minimum liquidity balance of $40-50 million required to support business

Invest in the growth of business

- Tools and technology to support core staffing business
- Enhance sales and marketing efforts

De-leverage balance sheet

Return capital to shareholders

Balance Sheet Enhancements → **Reduce Costs and Enhance Margins** → Generate Top Line Growth

© 2016 Volt Information Sciences, Inc. Proprietary and confidential.

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Initiatives to Reduce Costs & Enhance Margins: Invest in Technology

Focus on technology solutions and process optimization to provide:

- Enterprise simplification
- Standardization
- End to end integration
- Reduction in manual and redundant processes

Delivering to the business:

- Current technologies that drive efficiencies
- Tools that support accounting, finance and HR to effectively support the business
- Integrating new, advanced technologies from Front to Back Office
- Reporting tools that provide timely (in month) management reporting

The result: Improved competitive position through enhanced operational efficiency and functionality

Balance Sheet Enhancements → **Reduce Costs and Enhance Margins** → Generate Top Line Growth

© 2016 Volt Information Sciences, Inc. Proprietary and confidential.

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Initiatives to Reduce Costs & Enhance Margins: Process Improvements and Cost Rationalization

Cost reductions and rationalization

- Announced workforce reductions in Q1 FY2016

Structure and process improvements that drive cost & margin benefit

- Investing $10 - $12 million in IT upgrades
- Divesting unprofitable, non-core businesses

Margin improvement through revenue growth

- Leveraging fixed costs
- Focusing on technical verticals and job categories with higher margins

Ongoing cost assessment and continued measurable improvement


Balance Sheet Enhancements
Reduce Costs and Enhance Margins
Generate Top Line Growth

© 2016 Volt Information Sciences, Inc. Proprietary and confidential.

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     Gain market share beyond 1% & participate in the 8% projected growth within the industry  Generating Top Line Growth      Generate TopLine Growth    Reduce Costs andEnhance Margins    Balance Sheet Enhancements  Hold and grow book of business with current clients    Add new clients & grow with them as their staffing needs increase  Reduce attrition  Grow our pipeline

Generating Top Line Growth

- Improving service delivery, streamlining operations and accelerating time to fill orders (IT enabled)
- Investing in sales and marketing talent and processes
- Significantly strengthening leadership team with world class experienced executives in key functional areas
- Establishing a "pay for performance" culture
- Focused on driving new business at higher margins
- Developing a world class client relationship management capability in order to:
  - Hold and maintain a strong book of business
  - Partner with customers to expand market share
  - Grow with clients over time

Balance Sheet Enhancements → Reduce Costs and Enhance Margins → **Generate Top Line Growth**

© 2016 Volt Information Sciences, Inc. Proprietary and confidential.

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 Historical Performance  Note:¹ Operating cash flows for FY10 and FY11 do not reflect the adjustment for discontinued operationsNote²: See appendix for adjusted EBITDA reconciliation  ($ Millions)

   Q2 FY15  Q1 FY16  Cash & Cash Equivalents  $6.1 M  $16.5 M  Debt  $137.7 M  $106.9 M  Accounts Receivable   $208.4 M  $170.2 M  Available Liquidity  $16.9 M  $60.4 M*  Improving Balance Sheet  *As of March 4, 2016

   As January 31, 2016  Capital Loss Carryforwards  $82.3 M  Federal Tax Credits  $41.3 M  Net Operating Loss Carryforwards (Federal)  $133.6 M  Multimedia Tax Credit in Quebec  $3.2 M received Q2 2015 for 2012 claim$2.2 M pending for 2013 claim  Recoverable Domestic Income Taxes  $16.0 M  Significant Tax Assets  Significant value from tax assets to be unlocked going forward

Investment Highlights

- Significant scale with established brands and strong customer relationships in fragmented market
- Large and growing addressable market
- Workforce with exceptional technical capabilities and leadership skills to support future growth of the business
- Executing operational turnaround strategy
  - Divesting non-core assets
  - Investing in growth and infrastructure / streamlining processes
  - Significantly improving balance sheet and liquidity position
  - Enhanced governance—new experienced Board
- Strong executive leadership team with track record of success

© 2016 Volt Information Sciences, Inc. Proprietary and confidential.
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 APPENDIX

 Adjusted EBITDA Reconciliation  Reconciliation of Non-GAAP Income (Loss) From Continuing Operations to Adjusted EBITDA

World Class Talent – Recent Executive Hires

New additions include world-class executive talent designed to execute Volt's growth strategy.

Chief Executive Officer : Michael Dean

Michael has served as the architect of Volt's go forward strategy and the transformation of every element of the company's business, including financial, technology, sales, and operational transformation. Prior to joining Volt, Michael served as CEO of **Nature's Sunshine**, where he revitalized the global health and wellness company and returned it to growth, delivering significant value to shareholders. Mr. Dean has also served as Executive Vice President of **ABC Cable Networks** Group, Senior Vice President of Corporate Strategic Planning at the **Walt Disney Company** and a strategy consultant with **Bain & Company**. Michael joined Volt's Board in May 2015, and assumed the position of Volt CEO and President in September 2015.

Chief Financial Officer : Paul Tomkins

As Chief Financial Officer, Paul is responsible for all global finance and accounting, planning, treasury, tax and investor relations functions for the company. He is charged with financial reporting, tax management, analysis and financial administration—responsibilities crucial to the company's plan to improve global liquidity, strengthen financial relationships, and increase shareholder value. Prior to joining Volt in 2015, Paul served as Executive Vice President and Chief Financial Officer at **Reader's Digest Association, Inc**., where he oversaw all aspects of finance and accounting, preceded by **27 years at AT&T**, including the senior position of Vice President and Controller of AT&T Business Solutions. Paul is a Certified Public Accountant and a member of the American Institute of CPAs, the New Jersey Society of CPAs and FEI. Paul joined Volt in March 2015.

President, Volt Workforce Solutions : Jorge Perez

Jorge is chartered with growing Volt's North American staffing business by building operational efficiencies, strengthening Volt's services and relationships with our enterprise clients, while consistently building revenue from new client acquisitions in key target markets. Jorge is a 20+ year staffing industry veteran, beginning his career with **Manpower Mexico**, where he rose through the organization to his most recent position as **Senior Vice President Manpower Group North America** and a member of Manpower's Global Leadership team. While at Manpower, he led a successful business transformation which resulted in growing revenues by +16% and expanded profitability by +44%. Jorge joined Volt in April 2016.

© 2016 Volt Information Sciences, Inc. Proprietary and confidential.

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World Class Talent – Recent Executive Hires (Continued)

Chief Human Resources Officer : Ann Hollins

Ann provides the leadership to design, develop, and execute a strategic go-forward HR approach for the Company. In this role, she will scale the recruitment of new talent across Volt's global offices, oversee internal leadership development and build an HR organization to support Volt's long-term growth. With over 25 years of world-class HR experience, Ann brings the respected reputation of successfully leading global, enterprise-wide HR strategies. Prior to joining Volt, Ann served as **CHRO for Weight Watchers International**, where she led a successful organizational transformation, global organizational restructuring, upgrading talent in critical growth areas, and driving cultural change. Prior to her role at Weight Watchers, Ann served in senior executive roles at **Hess Corporation, Tyco International, Dun & Bradstreet and PepsiCo**. Ann joined Volt in March 2016.

Chief Information Officer : Chuck Sperazza

Chuck is chartered with the strategic transformation of all of Volt's internal and external technology systems, strategies, processes and functions, as Volt moves forward on the largest and most comprehensive IT transformation in the Company's history. His broad range of IT experience makes him well suited for this role, with global company experience in multiple industries. His IT track record includes the development and delivery of world-class, large scale systems and services, as well as technology architecture for large global IT organizations. He most recently served as CIO for **Nature's Sunshine,** where he led a team of technology professionals of a premier nutritional supplement manufacturing company with business operations in 44 countries. Chuck joined Volt in August 2015.

Chief Accounting Officer : Bryan Berndt

As Controller and Chief Accounting Officer, Bryan is responsible for the transformation of all accounting and investor related strategies for the company. From April 2012 until March 2015, Mr. Berndt was the Controller and Chief Accounting Officer of **Reader's Digest Association, Inc**. From 2008 until December 2011, he was Treasurer and Vice President of Finance at Bowne & Co., Inc. Other experience includes Controller of **Loews Cineplex Entertainment**, and a Senior Manager for **PricewaterhouseCoopers**. He is a Certified Public Accountant and Chartered Global Management Accountant. Bryan joined Volt in April 2015.

© 2016 Volt Information Sciences, Inc. Proprietary and confidential.

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